Exhibit 10.77

[***] Certain information in this document has been excluded pursuant to Regulation S-K, Item 601(b)(10). Such excluded information is not material and would likely cause competitive harm to the registrant if publicly disclosed.
The Boeing Company
P.O. Box 3707
Seattle, WA 98124 2207

WJE-PA-05130-LA-2104982R2

Allegiant Air, LLC
1201 N. Town Center Drive
Las Vegas, NV 89144

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Reference:     Purchase Agreement No. PA-05130 (Purchase Agreement) between The
Boeing Company (Boeing) and Allegiant Air, LLC (Customer) relating to model 737-7 aircraft (737-7 Aircraft)

This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement will have the same meaning as in the Purchase Agreement.

1.Definition of Terms.
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(i)    [***]
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The Boeing Company
P.O. Box 3707
Seattle, WA 98124 2207

(iii)    [***]
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7.    Confidentiality.
The information contained herein represents confidential business information and has value precisely because it is not available generally or to other parties. Customer will limit the disclosure of its contents to each of Customer and Customer affiliates’ employees, officers and directors, legal counsel, professional advisors and auditors, with a need to know the contents for purposes of helping Customer perform its obligations under the Purchase Agreement and who understand they are not to disclose its contents to any other person or entity without the prior written consent of Boeing unless disclosure is required by applicable law or court order, in which case, Customer shall (i) notify Boeing in writing of such disclosure requirement or request prior to making such disclosure, and will take steps to protect the information contained herein, and (ii) use reasonable efforts to obtain redaction and confidential treatment for the disclosed information or parts thereof.

ACCEPTED AND AGREED TO this

Date:	November 14, 2024

Allegiant Air, LLC		THE BOEING COMPANY

The Boeing Company
P.O. Box 3707
Seattle, WA 98124 2207

By:	/s/: Robert Neal	By:	/s/: Alan Luan

Name:	Robert Neal	Name:	Alan Luan

Title:	CFO	Title:	Attorney-In-Fact